UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                September 4, 2002
                                -----------------
                      (Date of the earliest event reported)



                                 PC-EPhone, Inc.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


          Nevada                          000-26341                  98-0197707
          ------                          ---------                  ----------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
        of incorporation)                                    Identification No.)

      5375 Mira Sorrento Place, Suite 290, San Diego, California, USA 92121
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  858-550-2020
                                  ------------
               Registrant's telephone number, including area code

Item 9.           Regulation FD Disclosure

         On September 4, 2002, PC-EPhone, Inc. ("we," us" or "our") filed our Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Report") with the Securities and Exchange Commission (the "Commission"). In connection with the filing of the Report, we have furnished the certifications of our Chief Executive Officer and Chief Financial Officer to the Commission, to accompany the Report, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are included as exhibits to this Current Report on Form 8-K.

         These certifications are being furnished herewith solely to accompany the Report, pursuant to 18 U.S.C. 1350, and are not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any of our filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certifications, regardless of any general or specific incorporation language in any such filing.

Exhibits.

         The following exhibits are furnished as part of this Current Report on Form 8-K:

         99.1 Certification of Chief Executive Officer and Chief Financial Officer, pursuant to Section 906, dated September 4, 2002.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PC-EPHONE, INC.



Dated:  September 4, 2002                    By: /s/ David C. Meltzer
                                                 ---------------------------
                                                 David C. Meltzer
                                                 Chief Executive Officer and
                                                 Chief Financial Officer